UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	March 31, 2012

Rising Dividend Growth Fund

Goldman Sachs Rising Dividend Growth Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summary	2

Schedule of Investments	10

Financial Statements	13

Financial Highlights	16

Notes to Financial Statements	18

Other Information	26

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Principal Investment Strategies and Risks

The Goldman Sachs Rising Dividend Growth Fund invests primarily in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million. The equity investments in which the Fund invests may include common and preferred stocks as well as master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”). The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and the Fund’s emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ different investment styles. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. Many MLPs in which the Fund may invest operate facilities within the energy sector and are also subject to risks affecting the energy sector. The securities of REITs and mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements (in the case of REITs, because of interest rate changes, economic conditions and other factors). REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign securities and emerging country securities may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Goldman Sachs Rising Dividend Growth Fund (the “Fund”). Dividend Assets Capital, LLC serves as the sub-adviser to the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information reported below is the combined performance of the Predecessor Fund and the Fund (except for Class IR and R Shares, which were not offered by the Predecessor Fund). Below, the Dividend Assets Capital portfolio management team discusses the Fund’s performance and positioning for the six-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 18.17%, 17.84% and 18.42%, respectively. These returns compare to the 25.89% cumulative total return of the Fund’s benchmark, the Standard and Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

The Fund’s Class IR and R Shares commenced operations on February 27, 2012. From that date through March 31, 2012, the Fund’s Class IR and R Shares generated cumulative total returns of 0.89% and 0.83%, respectively. These returns compare to the 3.18% cumulative total return of the S&P 500 Index during the same time period.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	The U.S. equity markets rose significantly during the Reporting Period. The Alerian MLP Index, an index of the 50 most prominent energy Master Limited Partnerships (“MLPs”), was up 18.62% for the same time period. (It should be noted that the Fund invests in rising dividend stocks and MLPs, so the Alerian MLP Index is an important guideline in addition to the S&P 500 Index. An MLP is a type of limited partnership that is publicly traded. There are two types of partners in this type of partnership. The limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP’s cash flow, whereas the general partner is the party responsible for managing the MLP’s affairs and receives compensation that is linked to the performance of the venture. One of the most crucial criteria that must be met in order for a partnership to be legally classified as an MLP is that the partnership must derive most (i.e. approximately 90%) of its cash flows from real estate, natural resources or commodities. The advantage of an MLP is that it combines the tax benefits of a limited partnership (the partnership does not pay taxes from the profit — the money is only taxed when unit holders receive distributions) with the liquidity generally expected of a publicly traded company.)

While the U.S. equity markets generated strong performance, geopolitical events during the Reporting Period seemed considerably more dramatic, with the Arab Spring, U.S. congressional gridlock and European sovereign debt issues adding uncertainty to the investment landscape. That said, investors appeared to be a bit indifferent to these factors, especially during the first quarter of 2012 when the S&P 500 Index was up 12.59%, and the Alerian MLP Index rose 1.97%. Investors seem to have embraced risk during these months, while quality fixed income lost some of its allure, at least for the time being. The Federal Reserve Board the (“Fed”) stated that it intends to keep interest rates low until late 2014 based on current economic projections, but there was some upward movement in interest rates during the first calendar quarter, at least for high quality bonds.

Gradual improvement in the economy, seen since the end of the “Great Recession” in mid-2009, continued during the first quarter of 2012 and helped to support the upward

PORTFOLIO RESULTS

movement in the U.S. stock market indices. Unemployment came down to a three-year low; home and car buying increased; and industrial production levels improved. The rate of increase in economic growth remained below past expansion phases, but the direction was upward. The latest revision to U.S. Gross Domestic Product (“GDP”) growth for the fourth quarter of 2011 was from 2.8% to 3.0%. Importantly, corporate profit growth for those companies in the S&P 500 Index tripled from the bottom of the recession in mid-2009 to the end of the first quarter of 2012, further helping to support U.S. stock prices.

Fed Chair Ben Bernanke recently delivered a lecture on employment. He pointed out that Okun’s Law would require economic growth to be two percentage points faster than real GDP growth for unemployment to return to more historically normal levels of 5% to 6%. That is, GDP would need to reach the 5% point to achieve this unemployment level. In our view, the Fed chairman is likely to favor easier monetary policy to head toward that goal (Okun’s Law, as developed by economist Arthur Okun, is defined as the relationship between an economy’s unemployment rate and its GDP).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector allocation overall detracted most from the Fund’s performance relative to the S&P 500 Index during the Reporting Period. The Fund’s sector allocations are limited by the Fund’s strategy of only buying the stocks of companies where the dividend has increased every year for at least ten years at an average rate of approximately 10% per year.[1] The selection requirement excludes companies that pay no dividends or do not consistently increase dividends at a substantial rate. At the end of the Reporting Period, the universe of companies that met these criteria was approximately 120 in number, including both U.S. and international companies. There were several industries that had very few, if any, companies that qualified. Indeed, there was but one utility, few financials companies and only some information technology companies that were eligible for purchase by the Fund.

Another factor responsible for the Fund’s performance during the Reporting Period was its level of cash reserves. Given that the S&P 500 Index rallied during the Reporting Period, the average 10.4% of the Fund’s total net assets held in cash during the Reporting Period hurt its relative results. The Fund’s cash position had been increased to establish a more defensive portfolio stance following the spring and summer of 2011’s macroeconomic and geopolitical turmoil and was being reinvested only when attractive opportunities that met our stringent investment criteria were available.

Q	Which equity market sectors most significantly affected Fund performance?

A	The Fund may own MLPs totaling up to 20% of its total net assets. MLPs are not components of the S&P 500 Index. Thus, if they perform particularly well or particularly poorly during a given period of time, the Fund’s overall performance relative to the S&P 500 Index can be significantly affected. Indeed, during the Reporting Period, the Fund held energy MLPs, which posted strong double-digit total returns but lagged the performance of the energy sector of the S&P 500 Index, significantly impacting the Fund’s performance.

There were several factors that may account for MLPs’ disappointing performance. First, MLPs are inherently capital intensive and require additional equity in order to grow their capital base and distributions. The truly dramatic changes taking place in the energy industry as a result of increased use of hydraulic fracturing and horizontal drilling technologies along with the need for new hard assets in the oil and gas industry has accelerated the investment opportunities available. In turn, such increased opportunity has required new common units to be sold to finance the capital expenditures. These new common units will, it appears, take a while to absorb, that is, not all of the common units available for purchase have yet been purchased. (The limited partnership interests of an MLP are typically called common units and are analogous to common stock of a corporation. The MLP common units represent equity or ownership interests in the MLP. MLPs also have subordinated units, which also represent equity or ownership interests in the MLP. The MLP common and subordinated units generally provide limited voting rights and entitle the holder to a share of the partnership’s success through distributions and capital appreciation.)

Second, the drop in natural gas prices during the Reporting Period caused some dislocations in energy demand, which may also take some time to level out. Third, interest rates began to rise. About half of the capital needed for MLPs is usually raised in the debt markets. This scenario may put pressure on margins at some point. Finally, MLPs, as represented by the Alerian MLP Index, have had a number of years of strong performance. Perhaps it was simply time for MLPs to rest before tackling the tremendous challenges of the new energy paradigm.

During the Reporting Period, the Fund’s exposure to American Depository Receipts (“ADRs”), which are not a component of the S&P 500 Index, contributed positively to

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

PORTFOLIO RESULTS

its relative results. (An ADR is a negotiable certificate issued by a U.S. bank representing a specified number of shares in a foreign stock that is traded on a U.S. exchange. ADRs are denominated in U.S. dollars, with the underlying security held by a U.S. financial institution overseas. ADRs help to reduce administration and duty costs that would otherwise be levied on each transaction.) The Fund had five ADRs in its portfolio during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	A position, via an ADR, in Novo Nordisk, the Danish drug company, proved to be a strong contributor to the Fund’s results during the Reporting Period. As the largest holding in the Fund’s portfolio during the Reporting Period, the position added significant value. Shares of Novo Nordisk rose during the Reporting Period, as the company beat quarterly earnings estimates and issued a better than expected outlook. The world’s biggest insulin maker by volume, Novo Nordisk has one of the highest gross profit margins and least exposure to patent expiration of its peers as well as a promising pipeline of compounds and/or drugs in the latter stages of development. At the end of the Reporting Period, we remained confident in the company as it had recently received U.S. FDA (“Food and Drug Administration”) approval for its diabetes drug Levemir to treat pregnant women with diabetes and was on track to begin selling its diabetes drug Victoza as a treatment for obesity in 2014.

Other top performers for the Fund included industrial supply distributor Fastenal, environmental control company Mine Safety Appliances, discount retailer Ross Stores and diversified machinery manufacturer Roper Industries. Each of these U.S.-based companies generated double-digit gains during the Reporting Period.

Fastenal is a wholesaler and retailer of industrial and construction supplies, selling, among other items, nuts and bolts, tools, welding equipment and plumbing goods at more than 2,500 of its retail outlets. Inclusive of the Reporting Period, Fastenal had beat earnings estimates seven of the past eight quarters with 20 consecutive months of a sales growth rate of at least 17.9% year over year. At the end of the Reporting Period, we continued to believe that Fastenal was a key component of a favorable and fragmented industry, enabling the company to potentially grow faster than the U.S. GDP through expansion and through consolidation of smaller local players.

Mine Safety Appliances manufactures and sells products designed to protect the safety and health of workers worldwide. The company’s products include respiratory protective equipment and instruments that monitor and analyze workplace environments and control industrial processes. This company is a turnaround story, as its management re-emphasized its strategic business plan back in 2010, changing its emphasis from government agencies and municipalities to industrial users. The company had purchased General Monitor, which develops and manufactures gas monitoring and flame detection devices, an acquisition that provided Mine Safety Appliances much needed growth perspectives and diversification going forward. The company also implemented its strategic business plan in part by expanding its international footprint to several countries in South America and increasing its sales in China. During the Reporting Period, investors began to recognize the company’s turnaround and its attractive valuation. At the end of the Reporting Period, we believed Mine Safety Appliances was well positioned to capture potentially fast-growing business in gas detectors and monitors and to be the beneficiary of more fiscally healthy municipalities starting to replace fire service equipment, a process they had put off through the recession.

Ross Stores operates off-price retail stores that feature apparel, shoes, fragrances and apparel-related accessories, as well as home furnishings and jewelry, under the Ross Dress for Less® and dd’s DISCOUNTS® names. Shares of Ross Stores rose during the Reporting Period as its sales and earnings stood out within the consumer discretionary sector given that consumers dramatically changed their buying behavior during the most recent recession. Although its dividend yield was only 1.1% when we began to accumulate shares for the Fund, it had during the Reporting Period one of the highest 10-year average dividend growth rates available within the S&P 500 Index universe. The company currently operates 1,146 stores, less than half of its most direct competitor, indicating to us more room to grow by expanding into new markets within the U.S. alone. At the end of the Reporting Period, then, we believed Ross Stores would continue to benefit from market share gain and ongoing, albeit sluggish, economic recovery.

Roper Industries manufactures industrial controls, fluid handling and analytical instrumentation products worldwide. Roper Industries is not only an industrial company but is also involved in technologies, as it designs, manufactures and distributes a variety of products ranging from medical and scientific imaging products to radio frequency and energy systems. Its shares rose during the Reporting Period as the company was viewed by investors as having a strong ability to weather through challenging economic times, as witnessed

PORTFOLIO RESULTS

by its 10-year sales and earnings record. Only during one of the past 10 years did Roper Industries experience negative sales growth. One way Roper Industries has been able to maintain its growth record is by pursuing acquisitions to further diversify its product portfolio, with an emphasis on potentially profitable niche markets. At the end of the Reporting Period, we expected Roper Industries’ cash flow to exceed $2 billion over the next three years, compared to a $220 million cash flow a decade ago.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	In addition to several of the Fund’s MLP holdings, discussed earlier, detracting most from the Fund’s results relative to its benchmark index were equity positions in rail transportation services company Norfolk Southern and oilfield services provider Carbo Ceramics.

Norfolk Southern is one of the seven largest Class 1 operators in the U.S. railroad industry. Its share price was negatively impacted during the Reporting Period by concern over lighter car loadings as a result of weak coal demand from electric utilities companies. Such weak demand, in turn, was driven by an unusually warm winter. According to the U.S. Energy Information Administration, this past winter was the fourth warmest winter in U.S. history. As one-third of Norfolk Southern’s revenue comes from transportation of coal and two-thirds of the coal Norfolk Southern transports is designated for utility companies, investors were worried about the company’s ability to deliver its guidance for its fiscal year 2012. We held the position in the Fund at the end of the Reporting Period because we continued to believe that Norfolk Southern may well be a beneficiary should U.S. economic activity continue to improve going forward.

Carbo Ceramics produces and supplies ceramic proppants (a key component of hydraulic fracturing, is a substance carried in suspension by the fracturing fluid that serves to keep the cracks open when fracturing fluid is withdrawn after a fracture treatment) for use in oil and gas fracturing technologies and is also the largest publicly-traded supplier of a variety of sands used in the fracturing process. A new purchase for the Fund during the Reporting Period, its shares performed poorly as the company experienced a disruption in demand when a drop in the price of natural gas to near 10-year lows caused drillers to curtail drilling operations in some natural gas fields. The rigs were shifted to oily deposits, which require time before they need the drilling materials that Carbo Ceramics supplies. The shift from natural gas to oil drilling activities also created logistics challenges for Carbo Ceramics, as the company had some difficulties delivering its products to new locations given tight transportation capacity in highway trucks and a lack of rail infrastructure to connect to new basins. Still, at the end of the Reporting Period, we remained optimistic about the company’s future earnings potential over the long term given that its products are essential for the oil and gas industry. Over the near term, however, we think the company may have some difficulty delivering impressive earnings and margin growth compared to its own historical levels.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated Fund positions in natural gas pipeline owner and operator El Paso Pipeline Partners LP, beverage giant Coca-Cola, cleaning products manufacturer Church & Dwight, wholesale equipment distributor WW Grainger, construction and mining machinery manufacturer Caterpillar, diversified manufacturer Parker Hannifin and recreational vehicle manufacturer Polaris Industries. Many of these companies enjoyed double-digit earnings growth rates during the Reporting Period, as U.S. economic activity continued to improve heading into the third year of recovery. In addition, we believed the stocks of these companies could provide the Fund with attractive relative return in a rallying market. Regarding the MLPs the Fund is invested in, including El Paso Pipeline Partners LP, we believe that substantial drop down may well mean particularly compelling distribution growth rates going forward, resulting in greater return to unit holders. (Drop down refers to the act of a parent company selling MLP-qualified assets to the associated MLP with favorable terms. Once an MLP is spun off from its integrated parent company, additional assets may be placed into the MLP to increase the capital base. Other drop downs may occur when the General Partner acquires another company with certain assets more suitable for the MLP than its own balance sheet.)

We eliminated the Fund’s position in medical products manufacturer Becton Dickinson during the Reporting Period due to uncertainties around health care reform worldwide and the potential excise tax that may be imposed in 2013 under President Obama’s health care reform act. We also

PORTFOLIO RESULTS

worried about research funding cuts imposed due to austerity measures broadly taken. Further, the company had formerly enjoyed strong growth in China, however we believed that growth there would normalize going forward. We sold the Fund’s position in pipeline operator NuStar GP Holdings, as the company had little exposure to shale gas operations and, in our view, had low drop down potential in its MLP. We exited the Fund’s position in Walgreen, as the company failed to reach agreement with Express Scripts, one of the largest pharmacy benefit management companies in the U.S. Additionally, Walgreen already owned more than 8,000 stores in the U.S., indicating to us that there may be less room for the company to grow going forward compared to its historical track record.

We also eliminated several Fund positions because they no longer qualified under our 10/10 rule, wherein companies must pay dividends at an increasing rate that averages approximately 10% per year over a 10-year trailing period to qualify for the Fund’s portfolio. Integrated telephone company CenturyLink no longer qualified under our proprietary 10/10 test, as the company failed to increase its dividend from 2010 to 2011. Pharmaceutical manufacturer Novartis saw its 10 year average dividend growth rate fall to less than 10%.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We strive to select stocks in those sectors that we believe have strong potential to outperform the market given anticipated market conditions. In that light, during the Reporting Period, the Fund’s exposure to consumer discretionary and industrials increased relative to the S&P 500, and the Fund’s exposure to health care decreased. We also reduced the Fund’s cash position during the Reporting Period. Each of these changes was implemented rather early in the Reporting Period in anticipation of an improved outlook for the equity market over the near term.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of March 2012, the Fund had overweighted positions relative to the S&P 500 Index in industrials, consumer discretionary and materials (excluding MLPs) and in energy (including MLPs). On the same date, the Fund had underweighted positions compared to the S&P 500 Index in information technology, financials, utilities, health care and consumer staples and was rather neutrally weighted to the S&P 500 Index in telecommunication services.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we anticipated continued slow growth in the U.S. economy. Should this scenario materialize, we believe such slow but ongoing economic growth should provide an environment conducive for high quality companies to continue to grow earnings, which, in turn, should enable the continuation of their long-term growth of dividends. Earnings reports will soon provide a record of the first quarter of 2012 and may provide some indication as to what to expect for the rest of the calendar year.

We believe MLPs could regain their footing, and we remain bullish longer term on this sector. At the end of the Reporting Period, the current yield on MLPs was above that of the average equity (as measured by comparing the yield of the Alerian MLP Index to that of the S&P 500 Index). and MLPs’ distribution usually increases year after year because of organic growth opportunities and the low cost of capital required to fund those capital projects. We expect a number of the MLPs in the Fund’s portfolio to grow their distributions at double-digit rates, as there are numerous organic growth options as well as assets available for acquisition. The cost of both debt and equity capital was attractive at the end of the Reporting Period, and the flow-through to distributable cash flow was consistent with increased distributions.

Going forward, we intend to adjust the Fund’s portfolio as circumstances unfold and should conditions warrant. We intend to maintain the Fund’s cash levels in the 3% to 5% range for the months ahead as we anticipate more favorable macroeconomic conditions and as we were, by the end of the Reporting Period, able to re-invest much of the cash held in the Fund during the earlier months into what we considered to be attractive investment opportunities. In our view, the Fund’s prudent investment approach, with a focus on income through quality, offers investors the potential for rising income and competitive total returns with lower volatility.

FUND BASICS

Rising Dividend Growth Fund
as of March 31, 2012

PERFORMANCE REVIEW

	Fund Total Return
October 1, 2011–March 31, 2012	(based on NAV)[1]	S&P 500 Index[2]

Class A	18.17%	25.89%
Class C	17.84	25.89
Institutional	18.42	25.89

February 27, 2012–March 31, 2012

Class IR	0.89%	3.18%
Class R	0.83	3.18

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 3/31/12	One Year	Five Years	Since Inception	Inception Date

Class A	0.62%	4.11%	6.45%	3/23/04
Class C	5.04	4.81	6.90	4/14/05
Institutional	7.04	5.94	6.06	3/21/07
Class IR	N/A	N/A	0.89	2/27/12
Class R	N/A	N/A	0.83	2/27/12

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.20%	1.51%
Class C	1.95	2.26
Institutional	0.80	1.11
Class IR	0.95	1.26
Class R	1.45	1.76

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 3/31/12[5]

Holding	% of Net Assets	Line of Business

Novo Nordisk A/S ADR	3.7%	Pharmaceuticals
Praxair, Inc	3.7	Chemicals
McDonald’s Corp.	3.5	Hotels, Restaurants & Leisure
International Business Machines Corp.	3.4	IT Services
Roper Industries, Inc.	3.4	Electrical Equipment
Ross Stores, Inc.	3.2	Specialty Retail
Fastenal Co.	3.1	Trading Companies & Distributors
Norfolk Southern Corp.	3.0	Road & Rail
VF Corp.	3.0	Textiles, Apparel & Luxury Goods
Linn Energy LLC	3.0	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]

As of March 31, 2012

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments
March 31, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 94.1%
Aerospace & Defense – 1.4%
34,400	United Technologies Corp.	$2,853,136

Beverages – 2.2%
59,500	The Coca-Cola Co.	4,403,595

Capital Markets – 2.1%
34,600	Franklin Resources, Inc.	4,291,438

Chemicals – 3.7%
65,300	Praxair, Inc.	7,485,992

Commercial Services & Supplies – 2.3%
116,000	Mine Safety Appliances Co.	4,765,280

Communications Equipment – 1.5%
67,000	Harris Corp.	3,020,360

Electrical Equipment – 3.4%
69,800	Roper Industries, Inc.	6,921,368

Energy Equipment & Services – 2.3%
44,700	CARBO Ceramics, Inc.	4,713,615

Food Products – 4.4%
73,400	McCormick & Co., Inc.	3,995,162
78,900	Nestle SA ADR	4,970,700

		8,965,862

Health Care Providers & Services – 2.1%
96,900	Cardinal Health, Inc.	4,177,359

Hotels, Restaurants & Leisure – 3.5%
72,600	McDonald’s Corp.	7,122,060

Household Products – 2.0%
80,800	Church & Dwight Co., Inc.	3,974,552

Insurance – 2.2%
147,000	HCC Insurance Holdings, Inc.	4,581,990

IT Services – 5.4%
72,000	Automatic Data Processing, Inc.	3,973,680
33,300	International Business Machines Corp.	6,948,045

		10,921,725

Leisure Equipment & Products – 2.3%
65,700	Polaris Industries, Inc.	4,740,255

Machinery – 5.0%
53,200	Caterpillar, Inc.	5,666,864
53,800	Parker Hannifin Corp.	4,548,790

		10,215,654

Metals & Mining – 2.6%
125,700	Nucor Corp.	5,398,815

Oil, Gas & Consumable Fuels – 18.1%
25,000	DCP Midstream Partners LP	1,146,000
97,700	El Paso Pipeline Partners LP	3,408,753
108,400	Energy Transfer Equity LP	4,368,520
72,000	Enterprise Products Partners LP	3,633,840
158,000	Linn Energy LLC	6,027,700
35,700	Magellan Midstream Partners LP	2,582,538
85,200	Natural Resource Partners LP	2,043,948
71,500	ONEOK Partners LP	3,908,905
54,200	Plains All American Pipeline LP	4,251,990
48,000	Sunoco Logistics Partners LP	1,814,880
66,700	Williams Partners LP	3,774,553

		36,961,627

Pharmaceuticals – 6.1%
54,300	Novo Nordisk A/S ADR	7,531,953
109,000	Teva Pharmaceutical Industries Ltd. ADR	4,911,540

		12,443,493

Road & Rail – 4.8%
45,800	Canadian National Railway Co.	3,637,894
94,500	Norfolk Southern Corp.	6,220,935

		9,858,829

Specialty Retail – 5.8%
112,400	Ross Stores, Inc.	6,530,440
133,800	The TJX Cos., Inc.	5,313,198

		11,843,638

Textiles, Apparel & Luxury Goods – 3.0%
41,800	VF Corp.	6,101,964

Trading Companies & Distributors – 5.6%
117,300	Fastenal Co.	6,345,930
23,900	W.W. Grainger, Inc.	5,133,959

		11,479,889

Wireless Telecommunication Services – 2.3%
169,700	Vodafone Group PLC ADR	4,695,599

TOTAL COMMON STOCKS
(Cost $155,927,855)		$191,938,095

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 5.3%
Repurchase Agreement – 5.3%
Joint Repurchase Agreement Account II
$10,800,000	0.147%	04/02/12	$10,800,000
(Cost $10,800,000)

TOTAL INVESTMENTS – 99.4%
(Cost $166,727,855)			$202,738,095

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			1,308,009

NET ASSETS – 100.0%			$204,046,104

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 12.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)
March 31, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2012, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 2, 2012, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value

$10,800,000	$10,800,132	$11,036,765

REPURCHASE AGREEMENTS — At March 31, 2012, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts

BNP Paribas Securities Co.	0.150%	$4,388,355

Credit Suisse Securities LLC	0.070	516,277

Deutsche Bank Securities, Inc.	0.050	980,926

JPMorgan Securities LLC	0.190	2,074,918

Wells Fargo Securities LLC	0.160	2,839,524

TOTAL		$10,800,000

At March 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.000 to 4.500%	08/01/24 to 04/01/42

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

Government National Mortgage Association	3.500 to 5.000	12/15/39 to 02/15/42

U.S. Treasury Notes	0.625 to 9.250	04/02/12 to 05/15/19

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement of Assets and Liabilities
March 31, 2012 (Unaudited)

Assets:

Investments, at value (cost $166,727,855)	$202,738,095
Cash	25,386
Receivables:
Fund shares sold	2,298,887
Dividends and interest	267,588
Reimbursement from investment adviser	69,667
Foreign tax reclaims	41,159
Other assets	10,993

Total assets	205,451,775

Liabilities:

Payables:
Fund shares redeemed	1,157,897
Amounts owed to affiliates	184,712
Accrued expenses	63,062

Total liabilities	1,405,671

Net Assets:

Paid-in capital	173,314,133
Distributions in excess of net investment income	(1,759,863)
Accumulated net realized loss	(3,518,406)
Net unrealized gain	36,010,240

NET ASSETS	$204,046,104

Net Assets:
Class A	$106,527,926
Class C	1,775,397
Institutional	92,022,677
Class IR	3,710,013
Class R	10,091

Total Net Assets	$204,046,104

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	7,073,870
Class C	116,572
Institutional	5,996,338
Class IR	241,744
Class R	670

Net asset value, offering and redemption price per share:(a)
Class A	$15.06
Class C	15.23
Institutional	15.35
Class IR	15.35
Class R	15.06

(a)	Maximum public offering price per share for Class A Shares is $15.94. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement of Operations
For the Six Months Ended March 31, 2012 (Unaudited)

Investment income:

Dividends (net of foreign withholding taxes of $37,074)	$1,589,386
Interest	18,238

Total investment income	1,607,624

Expenses:

Management fees	695,058
Distribution and Service fees(a)	209,755
Transfer Agent fees(a)	95,051
Administration fees	64,554
Professional fees	57,537
Custody and accounting fees	55,180
Registration fees	45,473
Printing and mailing costs	24,635
Trustee fees	12,548
Other	28,227

Total expenses	1,288,018

Less — expense reductions	(69,667)

Net expenses	1,218,351

NET INVESTMENT INCOME	389,273

Realized and unrealized gain (loss):

Net realized gain from investments	1,453,160
Net change in unrealized gain on investments	25,577,437

Net realized and unrealized gain	27,030,597

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,419,870

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class C	Class R(b)	Class A	Class C	Institutional	Class IR(b)	Class R(b)
Rising Dividend Growth	$148,124	$61,626	$5	$51,793	$6,678	$36,262	$316	$2

(b)	Commenced operations on February 27, 2012.

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the Fiscal
	March 31, 2012	Year Ended
	(Unaudited)	September 30, 2011

From operations:

Net investment income	$389,273	$215,340
Net realized gain	1,453,160	1,424,260
Net change in unrealized gain (loss)	25,577,437	(6,143,424)

Net increase (decrease) in net assets resulting from operations	27,419,870	(4,503,824)

Distributions to shareholders:

From net investment income
Class A Shares	(527,744)	(115,140)
Class C Shares	(35,066)	(12,196)
Institutional Shares	(619,072)	(88,004)
Class IR Shares(a)	(10,979)	—
Class R Shares(a)	(23)	—
From capital
Class A Shares	—	(677,859)
Class C Shares	—	(71,800)
Institutional Shares	—	(518,108)
From distributions in excess of net investment income
Class A Shares	—	(373,251)
Class C Shares	—	(39,535)
Institutional Shares	—	(285,287)

Total distributions to shareholders	(1,192,884)	(2,181,180)

From share transactions:

Proceeds from sales of shares	74,034,400	89,237,866
Reinvestment of distributions	1,006,962	1,735,233
Cost of shares redeemed	(31,455,858)	(18,605,705	)(b)

Net increase in net assets resulting from share transactions	43,585,504	72,367,394

TOTAL INCREASE	69,812,490	65,682,390

Net assets:

Beginning of period	134,233,614	68,551,224

End of period	$204,046,104	$134,233,614

Distributions in excess of net investment income	$(1,759,863)	$(956,252)

(a)	Commenced operations on February 27, 2012.
(b)	Net of $18,545 of redemption fees for the fiscal year ended September 30, 2011.

The accompanying notes are an integral part of these financial statements.          15

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset								In
	value,	Net		Net realized	Total from	From net	From net		excess of net
	beginning	investment		and unrealized	investment	investment	realized	From	investment	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	income	distributions

FOR THE SIX MONTHS ENDED MARCH 31, (UNAUDITED)
2012 - A	$12.82	$0.02	(b)	$2.31	$2.33	$(0.09)	$—	$—	$—	$(0.09)
2012 - C	12.97	(0.02	)(b)	2.33	2.31	(0.05)	—	—	—	(0.05)
2012 - Institutional	13.06	0.05	(b)	2.35	2.40	(0.11)	—	—	—	(0.11)
2012 - IR (Commenced February 27, 2012)	15.25	(0.05	)(b)	0.20	0.15	(0.05)	—	—	—	(0.05)
2012 - R (Commenced February 27, 2012)	14.96	(0.06	)(b)	0.19	0.13	(0.03)	—	—	—	(0.03)

FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
2011 - A	12.94	0.02	(b)	0.12	0.14	(0.03)	—	(0.15)	(0.08)	(0.26)
2011 - C	13.08	(0.07	)(b)	0.15	0.08	(0.02)	—	(0.11)	(0.06)	(0.19)
2011 - Institutional	13.16	0.07	(b)	0.14	0.21	(0.03)	—	(0.18)	(0.10)	(0.31)

2010 - A	11.07	0.01		2.05	2.06	(0.01)	—	—	(0.18)	(0.19)
2010 - C	11.14	(0.07)		2.12	2.05	— (e)	—	—	(0.11)	(0.11)
2010 - Institutional	11.25	0.10		2.05	2.15	(0.01)	—	—	(0.23)	(0.24)

2009 - A	11.31	0.04		(0.04)	—	(0.06)	—	(0.10)	(0.08)	(0.24)
2009 - C	11.39	(0.02)		(0.05)	(0.07)	(0.04)	—	(0.08)	(0.06)	(0.18)
2009 - Institutional	11.50	0.09		(0.06)	0.03	(0.07)	—	(0.12)	(0.09)	(0.28)

2008 - A	13.60	(0.01)		(1.95)	(1.96)	—	(0.05)	(0.27)	(0.01)	(0.33)
2008 - C	13.62	(0.08)		(1.95)	(2.03)	—	(0.05)	(0.15)	— (e)	(0.20)
2008 - Institutional	13.85	0.09		(2.00)	(1.91)	—	(0.05)	(0.37)	(0.02)	(0.44)

FOR THE PERIOD ENDED SEPTEMBER 30,
2007 - A	12.06	0.02		1.93	1.95	(0.02)	(0.23)	(0.12)	(0.04)	(0.41)
2007 - C	12.08	—		1.85	1.85	—	(0.23)	(0.06)	(0.02)	(0.31)
2007 - Institutional (Commenced March 21, 2007)	12.80	0.01		1.10	1.11	(0.01)	—	(0.04)	(0.01)	(0.06)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Goldman Sachs Rising Dividend Growth Fund began operations as the Rising Dividend Growth Fund (the “Predecessor Fund”). On February 27, 2012, the Predecessor Fund was reorganized as a new fund of the Goldman Sachs Trust. Performance prior to February 27, 2012 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Expense ratios includes the effect of the operating expenses of the Predecessor Fund prior to Reorganization.
(e)	Amount is less than $0.005 per share.

16          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		rate

$15.06	18.17%	$106,528	1.57	%(c)(d)	1.65	%(c)(d)	0.31	%(c)(d)	11%
15.23	17.84	1,775	2.19	(c)(d)	2.27	(c)(d)	(0.24	)(c)(d)	11
15.35	18.42	92,023	1.17	(c)(d)	1.25	(c)(d)	0.73	(c)(d)	11

15.35	0.89	3,710	0.95	(c)	1.03	(c)	(3.62	)(c)	11

15.06	0.83	10	1.45	(c)	1.53	(c)	(4.13	)(c)	11

12.82	0.95	66,336	1.65		1.68		0.12		52
12.97	0.51	12,332	2.25		2.28		(0.48)		52
13.06	1.47	55,565	1.25		1.28		0.51		52

12.94	18.69	46,003	1.65		1.86		0.01		25
13.08	18.50	4,456	2.25		2.46		(0.59)		25
13.16	19.21	18,092	1.25		1.46		0.41		25

11.07	0.33	39,998	1.65		1.92		0.51		39
11.14	(0.37)	3,898	2.25		2.52		(0.10)		39
11.25	0.63	12,628	1.25		1.52		0.97		39

11.31	(14.63)	45,894	1.65		1.56		(0.05)		25
11.39	(15.04)	4,338	2.25		2.03		(0.64)		25
11.50	(14.08)	11,153	1.25		1.44		0.40		25

13.60	16.25	63,827	1.65		1.94		0.19		31
13.62	15.55	5,505	2.25		2.54		(0.41)		31

13.85	8.61	6,548	1.25	(c)	1.54	(c)	(0.59	)(c)	31

The accompanying notes are an integral part of these financial statements.          17

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements
March 31, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Rising Dividend Growth Fund (the “Fund”) is a non-diversified fund and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R.
Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Prior to the reorganization, Class A Shares of the Rising Dividend Growth Fund (the “Predecessor Fund”), a series of Dividend Growth Trust (the “Predecessor Trust”). were sold with a front-end sales charge of up to 5.75%. Institutional, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.
Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Trust’s Board of Trustees, on February 27, 2012, all of the assets, subject to liabilities, of the Predecessor Fund, were transferred to the Fund, in exchange for shares of beneficial interest of the Fund’s Class A, Class C and Institutional Shares of equal value on February 27, 2012, as of the close of business on February 24, 2012. Holders of Class C Shares of the Predecessor Fund received Class A Shares of the Fund, in an amount equal to the aggregate net asset value of their investment in the Predecessor Fund. On the date of the exchange, the Fund commenced offering Class IR and Class R Shares. The exchange was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through February 24, 2012.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.
Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.
If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Income distributions, if any, are declared and paid quarterly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

E. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)
March 31, 2012 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stocks	$191,938,095	$—	$—
Short-term Investments	—	10,800,000	—

Total	$191,938,095	$10,800,000	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the period February 27, 2012 through March 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

0.75%	0.68%	0.64%	0.63%	0.62%	0.75%

Prior to the reorganization, Dividend Growth Advisors, LLC (“DGA”) served as investment adviser to the Predecessor Fund. The Predecessor Fund paid DGA a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Predecessor Fund’s average daily net assets.
Subsequent to the reorganization, Dividend Assets Capital, LLC (“DAC”), formerly DGA, serves as the sub-adviser to the Fund (the “Sub-Adviser”). As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by GSAM and computed daily and payable each calendar quarter, at the annual rate of 0.20% of the average daily net assets of the Fund.

B. Distribution and Service Plans — Subsequent to the reorganization, the Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.50%

Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Prior to the reorganization, the Predecessor Fund retained United Financial Securities, Inc., a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to act as the principal distributor of its shares.
Prior to the reorganization, the Predecessor Trust, on behalf of the Predecessor Fund, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which it was authorized to compensate the Distributor for payments to dealers or others with distribution fees as follows:

	Distribution Plan
	Class A	Class C

Distribution Plan	0.25%	0.75%

Service Plan	0.15	0.25

The shareholder servicing fees were used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Predecessor Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Predecessor Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Predecessor Fund’s shareholders.

C. Distribution Agreement — Subsequent to the reorganization, Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C CDSC. During the period February 27, 2012 through March 31, 2012, Goldman Sachs advised that it retained a front end sales charge of approximately $22,000 for Class A Shares and no contingent deferred sales charge for Class C Shares.
Prior to the reorganization, Unified Financial Securities, Inc., was the distributor of the shares of the Predecessor Fund pursuant to the distribution plan.

D. Transfer Agency Agreement — Subsequent to the reorganization, Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional Shares.
Prior to the reorganization, Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington, served as the transfer agent of the Predecessor Fund.

E. Other Expense Agreements and Affiliated Transactions — Subsequent to the reorganization, GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense reimbursement will

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)
March 31, 2012 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

remain in place through February 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Fund’s expenses.
For the period February 27, 2012 through March 31, 2012, Goldman Sachs waived $17,876.
As of March 31, 2012, the amounts owed to affiliates of the Fund were as follows (in thousands):

Management	Distribution and	Transfer
Fees	Service Fees	Agent Fees	Total

$138	$25	$22	$185

Prior to reorganization, DGA had also agreed to waive its advisory fees or reimburse other Predecessor Fund expenses so that the Predecessor Fund’s annual operating expenses would not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Institutional Class shares of the average daily net assets of the respective class (excluding brokerage and other investment-related costs, interest, taxes, dues, fees, costs of qualifying the Fund’s shares for sales and extraordinary expenses and the fees and expenses associated with acquired funds). For the period October 1, 2011 through February 26, 2012, DGA waived $51,791.

F. Other Transactions with Affiliates — For the period February 27, 2012 through March 31, 2012, Goldman Sachs earned approximately $47,900 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as Futures Commission Merchant, on behalf of the Fund.

G. Other Agreements — Prior to the reorganization, the Predecessor Fund retained HASI to manage the Fund’s business affairs and provide the fund with administrative services, including all regulatory reporting. For the period October 1, 2011 through February 26, 2012 HASI earned $64,554 for administrative services provided to the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended March 31, 2012, were $73,469,584 and $17,126,022, respectively.

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, September 30, 2011, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2018	$(4,971,566)

(1)	Expiration occurs on September 30 of the year indicated.

As of March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$167,683,815

Gross unrealized gain	38,261,850
Gross unrealized loss	(3,207,570)

Net unrealized security gain	$35,054,280

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

6. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to differences in recognizing certain passive losses earned through MLPs.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Non-Diversification Risk — The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be subject to greater risks than a fund that invests in a great number of issuers.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on September 27, 2011, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets of the Predecessor Fund. The acquisition was completed on February 27, 2012, as of the close of business on February 24, 2012.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Notes to Financial Statements (continued)
March 31, 2012 (Unaudited)

9. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund were transferred in exchange for the Goldman Sachs Rising Dividend Growth Fund’s Class A and Institutional Shares, which were then redistributed to the Predecessor Fund’s shareholders, in a tax-free exchange as follows:

	Exchanged	Value of	Acquired Fund’s
	Shares of	Exchanged	Shares Outstanding as
Predecessor Fund*/The Fund	Survivor Issued	Shares	of February 24, 2012

Rising Dividend Growth Fund, Class A/Goldman Sachs Rising Dividend Growth Fund, Class A	5,730,693	$85,704,176	5,730,693

Rising Dividend Growth Fund, Class C/Goldman Sachs Rising Dividend Growth Fund, Class A	1,199,328	17,936,198	1,186,680

Rising Dividend Growth Fund, Institutional Class/Goldman Sachs Rising Dividend Growth Fund, Institutional Class	6,133,273	93,509,365	6,133,273

*	Represents the accounting survivor.

The following chart shows the Fund’s and Predecessor Fund’s aggregate net assets (immediately before and after the completion of the acquisition).

		Predecessor		The Fund’s
	The Fund’s	Fund’s	Predecessor	Aggregate Net
	Aggregate Net	Aggregate Net	Fund’s	Assets Immediately
	Assets before	Assets before	Unrealized	after
Predecessor Fund*/The Fund	reorganization	reorganization	Appreciation	reorganization

Rising Dividend Growth Fund/Goldman Sachs Rising Dividend Growth Fund	$—	$197,149,739	$32,068,482	$197,149,739

*	Represents the accounting survivor.

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.
In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	March 31, 2012		For the Fiscal Year Ended
	(Unaudited)		September 30, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,673,324	$24,168,169	2,256,075	$31,587,156
Impact on shares converted during reorganization(a)	1,199,328	17,936,198	—	—
Reinvestment of distributions	33,222	484,035	74,302	1,027,438
Shares redeemed	(1,007,671)	(14,718,628)	(708,543)	(9,809,998)

	1,898,203	27,869,774	1,621,834	22,804,596

Class C Shares
Shares sold	441,475	6,393,887	729,959	10,358,715
Impact on shares converted during reorganization(a)	(1,186,680)	(17,936,198)	—	—
Reinvestment of distributions	2,243	32,214	8,117	113,082
Shares redeemed	(91,238)	(1,308,804)	(127,875)	(1,807,526)

	(834,200)	(12,818,901)	610,201	8,664,271

Institutional Shares
Shares sold	2,754,881	39,759,866	3,341,383	47,291,995
Reinvestment of distributions	32,366	479,711	42,571	594,713
Shares redeemed	(1,046,814)	(15,426,648)	(502,803)	(6,988,181)

	1,740,433	24,812,929	2,881,151	40,898,527

Class IR Shares(b)
Shares sold	241,143	3,702,478	—	—
Reinvestment of distributions	717	10,979	—	—
Shares redeemed	(116)	(1,778)	—	—

	241,744	3,711,679	—	—

Class R Shares(b)
Shares sold	669	10,000	—	—
Reinvestment of distributions	1	23	—	—

	670	10,023	—	—

NET INCREASE	3,046,850	$43,585,504	5,113,186	$72,367,394

(a)	Class C Shares transferred into Class A Shares on February 27, 2012, as of the close of business on February 24, 2012.
(b)	Commenced operations on February 27, 2012.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses
	Account	Account		Paid for the
	Value	Value		6 months ended
Share Class	10/1/11	3/31/12		3/31/12*
Class A
Actual	$1,000.00	$1,181.70		$8.56
Hypothetical 5% return	1,000.00	1,017.15	+	7.92

Class C
Actual	1,000.00	1,178.40		11.93
Hypothetical 5% return	1,000.00	1,014.05	+	11.03

Institutional
Actual	1,000.00	1,184.20		6.39
Hypothetical 5% return	1,000.00	1,019.15	+	5.91

Class IR(a)
Actual	1,000.00	1,008.90		0.89
Hypothetical 5% return	1,000.00	1,003.76	+	0.88

Class R(a)
Actual	1,000.00	1,008.30		1.35
Hypothetical 5% return	1,000.00	1,003.30	+	1.35

(a)	Commenced operations on February 27, 2012.

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was as follows:

Class A	Class C	Institutional	Class IR	Class R

1.57%	2.19%	1.17%	0.95%	1.45%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Rising Dividend Growth Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) and successor to the Rising Dividend Growth Fund (the “Predecessor Fund”). The Predecessor Fund, managed by the Sub-Adviser (as defined below), had an investment objective and strategies similar to those of the Fund and was reorganized into the Fund on February 27, 2012. At a meeting held on October 20, 2011 (the “October Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2012. At a meeting held on December 15, 2011 (the “December Meeting,” and together with the October Meeting, the “Meetings”), the Trustees, including the Independent Trustees, approved the Fund’s sub-advisory agreement (the “Sub-Advisory Agreement,” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (formerly, Dividend Growth Advisors, LLC) (the “Sub-Adviser”), for a term lasting until June 30, 2012.
At or prior to the Meetings, the Trustees reviewed the Agreements, including information regarding the terms of the Agreements; the nature, extent and quality of the Investment Adviser’s and Sub-Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to reduce or limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser, the Sub-Adviser and their respective affiliates from their relationships with the Fund.
In connection with the Meetings (and certain other meetings at which the Fund, the Predecessor Fund, the proposed reorganization and the Sub-Adviser were discussed), the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements, the Trustees relied upon information included in presentations made by the Investment Adviser at the Meetings and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time. During the course of their deliberations, the Independent Trustees met in executive session with their independent counsel, without representatives of the Investment Adviser, the Sub-Adviser or their respective affiliates present.

Nature, Extent and Quality of the Services Provided Under the Agreements and the Sub-Adviser’s Performance
As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser and the Sub-Adviser. In this regard, the Trustees considered the non-advisory and administrative services, including the Investment Adviser’s oversight of the Sub-Adviser, that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees also considered the advisory services to be provided by the Sub-Adviser and the experience and capabilities of the Fund’s proposed portfolio management team. In this regard, the Trustees noted that the Sub-Adviser had been managing the Predecessor Fund since its inception, and that the portfolio management personnel who had been providing services to the Predecessor Fund were expected to continue to provide similar services to the Fund. The Trustees concluded that the Investment Adviser and Sub-Adviser would collectively be able to commit substantial financial and other resources to the Fund.
The Trustees reviewed investment performance information of the Predecessor Fund as advised by the Sub-Adviser, which included absolute performance, performance relative to its benchmark index and performance relative to a peer group for the previous five years. The Trustees noted that the Predecessor Fund had outperformed its benchmark index and ranked in the top quartile of its category for the three- and five-year periods ended October 31, 2011. The Trustees concluded that the Investment Adviser’s and Sub-Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability
The Board of Trustees also considered the contractual fee rates payable by the Fund to the Investment Adviser under the Management Agreement and payable by the Investment Adviser to the Sub-Adviser under the Sub-Advisory Agreement. They noted that, because the sub-advisory fee would be paid by the Investment Adviser rather than the Fund, the retention of the Sub-Adviser would not increase the fees incurred by the Fund for advisory services. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both oversight and certain administrative services that were directed to the needs and operations of the Fund as a registered mutual fund, as well as the services to be rendered by the Sub-Adviser, which included advisory services. The Trustees also considered the appropriateness of the fees received by each of the Investment Adviser and the Sub-Adviser in light of the specific services that each would be providing to the Fund.
In particular, the Trustees reviewed information on the proposed fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(the “Outside Data Provider”). The analysis provided a comparison of the Fund’s proposed management fee and projected total expenses to those of a peer group and a category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund. The Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representation that such data would be provided after the Fund commenced operations.
The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser and Sub-Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Economies of Scale
The Trustees considered the proposed breakpoints in the fee rate payable by the Fund to the Investment Adviser under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.64
Next $3 billion	0.63
Over $8 billion	0.62

The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group. The Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability in the Investment Adviser’s operations would be passed along to shareholders at the specified asset levels. The Trustees also noted the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.
With respect to the Sub-Advisory Agreement, the Trustees noted that the Investment Adviser (not the Fund) would be paying the Sub-Adviser its advisory fee. They also noted that this annual contractual fee rate would be 0.20%, with no breakpoints. Nevertheless, they concluded that the presence of breakpoints in the management fee rates paid by the Fund to the Investment Adviser represented a means of assuring that the benefits of scalability, whether realized by either or both of the Investment Adviser and the Sub-Adviser, would be passed along to shareholders at the specified levels.

Other Benefits to the Investment Adviser, the Sub-Adviser and Their Respective Affiliates
The Trustees also considered the other benefits expected to be derived by the Investment Adviser, the Sub-Adviser (as applicable) and their respective affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) soft dollar benefits received by the Sub-Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other accounts managed by the Sub-Adviser; (e) the Investment Adviser’s and Sub-Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of their other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion
In connection with their approval of the Agreements for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund to the Investment Adviser, and the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser, were reasonable in light of (i) the services to be provided to the Fund by the Investment Adviser and Sub-Adviser, respectively, (ii) their anticipated costs and (iii) the Fund’s reasonably anticipated asset levels, and that the Agreements should be approved until June 30, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]
■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of March 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 74119.MF.MED.TMPL/5/2012 RISINGSAR12 / 7k

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2012